FOR IMMEDIATE RELEASE                                                                                                                   EXHIBIT 99.1

Media Contact: Gabby Nelson (763) 551-7460 gabby.nelson@selectcomfort.com	Investor Contact: Jim Raabe (763) 551-7498 investorrelations@selectcomfort.com

SELECT COMFORT REPORTS JULY SALES PERFORMANCE

MINNEAPOLIS – (August 11, 2009) – Select Comfort Corporation (NASDAQ: SCSS), one of the nation’s leading bed retailers and creator of the SLEEP NUMBER® bed, today disclosed sales performance for fiscal July, ended August 1, 2009.

July sales performance represents an improvement in sales trends, a reduction in decline, as compared to late 2008 and the first two quarters of 2009. For orders placed during fiscal July, the company achieved the following sales performance, stated on a year-over-year basis:

Percent Change vs. Prior Year
Total Company Sales                                               (10%)
Retail Sales                                                                  (7%)
Retail Same-Store Sales                                             +1%

The company’s positive same-store sales performance in July, driven in part by the closure of more than 50 stores during the year, follows improvement in same-store sales trends within the second quarter, with July same-store sales growth on par with June results. The company’s recent cost restructuring and higher-than-expected sales resulted in positive net income in July.

Sales performance during the upcoming Labor Day period is expected to remain a significant determinant of the company’s overall third-quarter financial performance. Moreover, there can be no assurance that sales performance in June and July represents a longer-term trend for the company.

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Select Comfort also announced today that it will discontinue distribution through non-company owned mattress retailers in the contiguous United States during 2009. This change is part of the company’s effort to reignite the Sleep Number brand and continue to advance its distribution strategy. The decision was mutually agreed upon with the company’s retail partners and is not expected to have a significant impact on sales or profit in 2009.

The company’s Special Meeting of Shareholders is scheduled for August 27, 2009, at which the shareholders of the company will vote on a proposed sale of 52.3 percent controlling interest to Sterling Partners at a price of $0.70 per share. Details can be found in the Definitive Proxy Statement for the meeting, which was filed with the Securities and Exchange Commission July 28, 2009 and mailed to shareholders beginning July 31, 2009.

About Select Comfort Corporation
Founded more than 20 years ago, Select Comfort was ranked the no. 1 bedding retailer in the United States for nine years running1. Based in Minneapolis, the company designs, manufactures, markets and supports a line of adjustable-firmness mattresses featuring air-chamber technology, branded the Sleep Number® bed, as well as foundations and bedding accessories. SELECT COMFORT® products are sold through its approximately 420 company-owned stores located across the United States; select bedding retailers; direct marketing operations; and online at www.sleepnumber.com.

Forward-Looking Statements
           Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as the occurrence of any event, change or other circumstances that could give rise to the termination of the securities purchase agreement with Sterling Partners, including without limitation the failure to obtain shareholder approval of the proposed transaction or the failure to satisfy any of the conditions to closing of the proposed transaction;
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the outcome of any legal proceedings that may be instituted against us with respect to the proposed transaction with Sterling Partners; the risk that the proposed transaction with Sterling Partners disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; other risks, including our ability to improve sales and operating results and to realize cost savings; our ability to fund our operations through cash flow from operations or availability under our bank line of credit or other sources, and the cost of credit or other capital resources necessary to finance operations; the risk of non-compliance with financial covenants under our bank line of credit and the risk that we may not be successful in obtaining continuing waivers or other financial accommodations from our lenders; the potential need to obtain additional capital through the issuance of debt or equity securities, including pursuant to the proposed transaction with Sterling Partners, which may significantly increase our costs or dilute our existing shareholders, and the risk that we may not be successful in obtaining additional capital that may be needed; current general and industry economic trends; consumer confidence; the effectiveness of our marketing messages; the efficiency of our advertising and promotional efforts; consumer acceptance of our products, product quality, innovation and brand image; availability of attractive and cost-effective consumer credit options; execution of our retail store distribution strategy, including our ability to cost-effectively close under-performing store locations; our dependence on significant suppliers, and our ability to maintain relationships with key suppliers, including several sole source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; industry competition; our ability to continue to improve our product line; warranty expenses; risks of pending and potentially unforeseen litigation; increasing government regulations, including new flammability standards for the bedding industry and new safety standards for consumer products, which have or will add product cost pressures and have or will require implementation of systems and manufacturing process changes to ensure compliance; the adequacy of our management information systems to meet the evolving needs of our business and evolving regulatory standards applicable to data privacy and security; our ability to attract and retain senior leadership and other key employees, including qualified sales professionals; uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events; and the risks described in the Company’s Annual Report on Form 10-K for the year ended January 3, 2009, under the caption “Risk Factors.” These risks and uncertainties are not exclusive and further information concerning our business, including factors that potentially could materially affect our financial results or condition, may emerge from time to time, including factors that we may consider immaterial or do not anticipate at this time.

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When relying on forward-looking statements to make decisions with respect to our company, investors and others are cautioned to consider these and other risks and uncertainties. We can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements in this news release whether as a result of new information, future events or for any other reason.

Important Additional Information for Investors and Shareholders
Portions of this communication are being made in respect of the proposed equity investment transaction involving Select Comfort and Sterling Partners. In connection with the proposed transaction, Select Comfort has filed a preliminary proxy statement with the SEC and Select Comfort plans to file with the SEC a definitive proxy statement and other documents regarding the proposed transaction. The final proxy statement will be mailed to the shareholders of Select Comfort. INVESTORS AND SECURITY HOLDERS OF SELECT COMFORT ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SELECT COMFORT AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by Select Comfort at the SEC’s website at www.sec.gov. Free copies of the proxy statement (when available) and other documents filed with the SEC can also be obtained by directing a request to Select Comfort Corporation, 9800 59th Avenue North, Plymouth, Minnesota 55442, Attention: Investor Relations, telephone: (763) 551-7000. In addition, investors and security holders may access copies of the documents filed with the SEC by Select Comfort on Select Comfort’s Web site at www.selectcomfort.com.

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Select Comfort and its directors, executive officers, certain members of management and employees may be soliciting proxies from the shareholders of Select Comfort in respect of the proposed transaction. If and to the extent that any of the Select Comfort participants will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of those benefits will be described in the definitive proxy statement relating to the transaction. Investors and shareholders can obtain more detailed information regarding the direct and indirect interests of Select Comfort directors and executive officers in the proposed transaction by reading the definitive proxy statement when it becomes available.

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1 Furniture/Today